SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

11.	SUBSEQUENT EVENTS

On January 23, 2024, Mr. McCabe loaned $1,000,000 to the Company, which was evidenced under a 0% Senior Unsecured Promissory Note effective as of that date (the “McCabe Note”), which provided, among other things, that the loan will be due on February 28, 2025, with the Company having the option to extend the loan by one additional year. The loan is non-interest bearing and will be payable in one balloon payment of principal on the maturity date. If the Company elects to extend the loan for one year, the loan will continue to be non-interest bearing and will be payable in one balloon payment of principal on the extended maturity date.

On February 29, 2024, CAPCO Holding, Inc., a Texas corporation (“Capco”), loaned the Company $2,000,000 under a 12% Secured Promissory Note (the “Capco Note”), which provides, among other things, that the loan will be due in one year, with the Company having the option to extend the loan by one additional year. The loan will bear interest at the rate of 12% per annum and will be payable in one balloon payment of principal and interest on the maturity date. If the Company elects to extend the loan for one year, the Company must pay all accrued interest for that first year, and thereafter, the loan will bear interest at a rate that is mutually agreeable to the Company and Capco, which rate will not exceed 18% per annum, and will be payable in one balloon payment of principal and interest on the extended maturity date. As part of the transaction, Mr. McCabe entered into a Stock Pledge and Security Agreement with Capco under which he pledged 250,000 of his shares of common stock of the Company to secure the Company’s obligations under the Capco Note. Further, Mr. McCabe entered into a Subordination Agreement (the “Subordination Agreement”) with Capco and the Company under which Mr. McCabe agreed to subordinate all of the Company’s indebtedness and obligations owed to Mr. McCabe to the Capco Note, under the terms and conditions of the Subordination Agreement.

Also on February 29, 2024, the Company entered into a Consulting Agreement with an individual, under which the Consultant has agreed to provide analysis and advisory services to the Company for consideration of $10,000 per month and the issuance to him of 500,000 shares of common stock, under the terms and conditions of the Consulting Agreement.

In March 2024, the Company entered into and closed a Contribution Agreement with Wildcat Partners SPV, LLC, a Delaware limited liability company (“Wildcat”), under which Wildcat transferred to the Company 100% of the issued and outstanding membership interests in each of (a) Wildcat Cowboy, LLC, a Texas limited liability company (“Cowboy”), (b) Wildcat Packer, LLC, a Texas limited liability company (“Packer”), (c) Wildcat Panther, LLC, a Texas limited liability company (“Panther”) and (d) Wildcat Valentine, LLC, a Texas limited liability company (“Valentine”). As consideration, the issued 2,500,000 shares of its common stock, under the terms and conditions of the Contribution Agreement.

Also on April 2, 2024, the Company entered into a Consulting Agreement with an individual, under which the Consultant has agreed to provide analysis and advisory services to the Company for consideration of 100,000 shares of common stock.